Exhibit 99

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report for the Eufaula BancCorp., Inc. Retirement Plan (the “Plan”) on Form 11-K for the period ended December 31, 2001, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, as principal executive officer and principal financial officer of the Plan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, based on my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, financial condition and results of operations of the Plan.

July 9, 2003

/s/ Greg Faison
Greg Faison President/Chief Executive Officer CommerceSouth, Inc. Principal Executive Officer of the Plan

/s/ Deborah Wiltse
Deborah Wiltse Vice President/Chief Financial Officer CommerceSouth, Inc. Principal Financial Officer of the Plan

Because the Plan is not a corporate issuer, the statements in paragraph (2) above (which are in the form required by 18 U.S.C. Section 1350), shall be taken to refer to the net assets available for benefits of the Plan at December 31, 2001, and the changes in net assets available of the Plan for the year ended December 31, 2001.

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document. This certification shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to liability under that section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act except to the extent this Exhibit 99 is expressly and specifically incorporated by reference in any such filing.

A signed original of this written statement required by Section 906 has been provided to CommerceSouth, Inc. and will be retained by CommerceSouth, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.